  Dear Stockholders

  The net asset value (NAV) per share of The R.O.C. Taiwan Fund declined 29.1% in 1995, compared to the 27.4% fall in the Taiwan Stock Exchange Index (TAIEX). During the year, the New Taiwan dollar depreciated 3.5% against the U.S. dollar. When calculated in the local currency, the Fund slightly outperformed the Index.

  1995 was a grim year for Taiwan's stock market. A large sell-off of shares early in the first quarter as domestic funds raised cash for big dividend distributions coupled with investor unease over new settlement procedures got the market off to a poor start from which it never really recovered. It was then battered by concerns over a sluggish real estate market and rising political tensions with China following Taiwan President Lee Teng-hui's private trip to the U.S. in June. These two factors continued to weigh on the market for the rest of the year. To a lesser extent, slower earnings growth of cyclical stocks_including paper, plastics and steel_played a role in the downturn.

  The market did manage to rally in December, with the TAIEX rising 8.3%. This gain came after the ruling Kuomintang party eked out a narrow majority in legislative elections held at the beginning of the month. Interest rates also fell as the central bank loosened monetary policy.

  Still, there was one bright spot all year. Foreign demand remained buoyant, lifting Taiwan's export growth to an eight-year high of 20%. Fueled by this strong advance, Taiwan's economy grew an estimated 6.4% in 1995, compared to 6.5% the year before. The poor performance of the property and stock markets, however, contributed to slowed expansion of consumption, which had racked up real growth of more than 8% in each of the previous three years.

  The government is forecasting a slight rise in economic growth to 6.5% in 1996. Exports are projected to remain brisk and may receive an added boost by improved relations with China and the relaxation of that country's economic stringency measures. The official forecast also calls for strong growth in private investment, with much of the spending on large-scale petrochemical projects and new high-tech ventures. Given projections for continuing moderate inflation of less than 4%, the current low-interest-rate environment should remain for much of the year. This would not only aid investment spending but also support the beginnings of a recovery in the property market.

  The interview on page 2 provides an analysis of our portfolio strategy and current outlook for 1996.

  We appreciate your support over the last year and look forward to discussing our market outlook and portfolio strategy with you in future reports.

  Q. How did the Fund perform last year?

  A. First, let me say there were no winners. This was in marked contrast with 1994, when the Fund beat the 17.4% rise in the Taiwan Stock Exchange Index (TAIEX) with a gain of 23.4%. The Fund actually bettered the TAIEX in local currency terms last year but still declined 26.7%. Unfortunately, the political tensions with China led to capital flight, and the New Taiwan dollar depreciated 3.5%.

  Basically, we maintained our full-investment strategy in 1995. The Fund was therefore not immune to the market downturn. Through the first three quarters, the Fund outperformed the market because of our overweighting in technology stocks and reductions in the plastics, textile and paper sectors.

  At this point, we built up holdings of financial shares to about 25% of the portfolio from 13% at the end of the third quarter. This sector was up almost double that of the TAIEX in the fourth quarter, but the Fund underperformed the index because our holding was less than the 33% market weighting of financial shares. By contrast, technology shares were down slightly in the period.

  Q. Why did you shift emphasis from technology stocks to financials?

  The switch into financial shares was made for a couple of reasons. First, there was little upside demand in the technology stocks since almost everyone else also had huge holdings in these shares by the end of the third quarter, and we had some concerns about these stocks' growth prospects in 1996. In contrast, financial stocks were underweighted in virtually everyone's portfolio because of high price-to-earnings ratios, especially of the three big commercial banks.

  Historically, however, these shares tend to outperform in pre-election periods because most efforts to support the market at such times focus on this sector due to its heavy weighting. This is made easier by the relatively small share float of many listed companies in the financial sector resulting, in part, from large cross-holdings of these companies. The timing also appeared right since Taiwan had legislative elections in early December and will hold its first direct election for president in March. In addition, there were improving fundamentals resulting from the downward trend in interest rates in the second half of the year.

  Q. Were there any positives for the Fund's investors?

  A. Looking forward, the Trustees have proposed reductions both in the management fee and custodian fee. These proposals will be decided by shareholders later this year and are in line with the Fund's long-term goal of reducing costs. In addition, net proceeds before expenses from our public offering completed in November raised almost $53 million for the Fund. This was done under tight cost discipline and at no dilution in value for existing shareholders. The increase in capital should also reduce the cost structure of the Fund.

  As part of our efforts to provide added value, we were also one of the first funds to invest in shares on Taiwan's over-the-counter (OTC) market. The investment in Dyna Image_though a tiny proportion of our portfolio_proved quite successful. Based on careful analysis and prudent recommendations of the highly professional research team at International Investment Trust Company, we will continue to look for good investments in this new area of opportunity.

  Q. What is your outlook for the market in 1996?

  A. I expect prospects for the year to be brighter starting from the second quarter. This is based on three factors. First and foremost is the expected stabilizing of the relationship between China and Taiwan after the presidential election in March. Second, if the government also continues with its current expansionary monetary policy, domestic demand ought to pick up and boost the economy. We just started to see the initial results in December, when the rate of monetary growth rose for the first time in 18 months. And finally, should the capital outflow of last year be reversed and interest of foreign investors increase, the market will benefit.

  Q. What is your strategy then?

  A. First, I will focus on those sectors benefiting from the expected pick-up in domestic demand. These will include machinery, pharmaceutical and cement shares, which have been beaten down over the last few years but should see some improvement. Beginning in the second quarter, I will also closely monitor technology companies, especially those producing computer peripheral products. The lower prices of SRAM and DRAM semiconductors used in the computer industry should stimulate demand for computer-related peripherals.

  In addition, we will continue to move into small-capitalization issues with strong growth prospects and limited share floats. Lastly, I like certain stocks, like those of some shipping companies, that may perform better than the overall market after the presidential election in March. At that time, we anticipate the political tensions with China will lessen considerably and the mutually rewarding economic ties will increasingly drive the relationship again. The opening of direct transportation links between China and Taiwan could very well be the first signal of this change.

  Portfolio Highlights
  Year Ended December 31, 1995


  Ten Largest Holdings
                                           Percent of
  Company                                  Net Assets

  Chang Hwa Commercial Bank                    3.80%
  Mosel Vitelic Inc.                           3.68
  Fuh Hwa Securities Finance Co.               3.62
  Acer Inc.                                    3.24
  First Commercial Bank                        3.00
  Evergreen Marine Corp.                       2.96
  International Bills Finance Co.              2.93
  Taiwan Glass Industrial Corp.                2.72
  Cathay Life Insurance Co.                    2.57
  China Synthetic Rubber Corp.                 2.55



  Industry Diversification
                                           Percent of
                                           Net Assets

  Financials (other than Banks)               13.76%
  Electronics                                 13.32
  Banking                                     12.06
  Semiconductors                               8.79
  Plastics                                     7.58

  Textiles                                     6.59
  Electrical & Machinery                       5.70
  Transportation                               5.65
  Rubber                                       4.50
  Steel & Other Metals                         3.67

                THE R.O.C. TAIWAN FUND
                CONSOLIDATED FINANCIAL STATEMENTS
                DECEMBER 31, 1995
                (WITH AUDITORS' REPORT THEREON)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
COMMON & PREFERRED STOCKS -- 95.91%

                                                                      $ of          Market Value
Number of Shares          Description                               Net Assets     (U.S. Dollars)
----------------          -----------                               ----------     --------------
Banking -- 12.06%
-------------------------------------------------------------------------------------------------
   3,297,000       Chang Hwa Commercial Bank...................       3.80            $11,971,502
   2,583,180       The First Commercial Bank...................       3.00              9,426,973
   2,240,800  *    China Development Corp......................       2.09              6,574,876
   3,005,000  *    China Trust Commercial Bank.................       1.57              4,926,591
   1,570,000  *    Taipei Business Bank........................       1.30              4,088,392
     400,000  *    Tainan Business Bank........................       0.30                931,597
                                                                                      -----------
                                                                                       37,919,931
Other Financials -- 13.76%
-------------------------------------------------------------------------------------------------
   6,028,000  *    Fuh Hwa Securities Finance Co., Ltd.........       3.62             11,386,099
  11,306,000  *    International Bills Finance Co., Ltd........       2.93              9,205,692
   1,757,000       Cathay Life Insurance Co., Ltd..............       2.57              8,087,420
   4,978,000  *    China Bills Finance Co., Ltd................       2.15              6,755,401
   4,105,000  *    Chung Hsing Bills Finance Co., Ltd..........       1.64              5,149,129
   1,075,000       Shinkong Fire & Marine Insurance Co., Ltd...       0.85              2,681,093
                                                                                      -----------
                                                                                       43,264,834
Cement -- 1.81%
-------------------------------------------------------------------------------------------------
   1,765,700       Hsing Ta Cement Co., Ltd....................       0.71              2,221,291
   2,147,490       Universal Cement Corp.......................       0.59              1,874,574
   1,042,065       Asia Cement Corp............................       0.51              1,605,235
                                                                                      -----------
                                                                                        5,701,100
Chemical -- 1.64%
-------------------------------------------------------------------------------------------------
   2,100,000  *    Oriental Union Chemical Corp................       1.01              3,188,703
   1,022,000  *    Asia Chemical Corp..........................       0.38              1,180,745
     358,616       Yung Shin Pharmaceutical Ind. Co., Ltd......       0.25                782,602
                                                                                      -----------
                                                                                        5,152,050
Construction N 1.13%
-------------------------------------------------------------------------------------------------
   2,864,281  *    Goldsun Development & Construction Co., Ltd.        0.68             2,122,079
     623,074       Cathay Construction Co., Ltd................        0.25               786,127
     655,508  *    Delpha Construction Co., Ltd................        0.20               641,924
                                                                                      -----------
                                                                                        3,550,130
Electrical & Machinery  N 5.70%
-------------------------------------------------------------------------------------------------
   4,080,250       Tatung Co., Ltd.............................        2.43             7,632,230
   2,132,494  *    Taichung Machinery Works Co., Ltd...........        1.02             3,206,758
   1,115,450  *    Shihlin Electric & Engineering Co., Ltd.....        0.70             2,188,761
     990,000  *    Phoenixtec Power Co., Ltd...................        0.63             1,997,066
   1,057,033       Teco Electric and Machinery Co., Ltd........        0.62             1,957,828
     970,000  *    Ensure Co., Ltd.............................        0.30               939,226
                                                                                      -----------
                                                                                       17,921,869

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.         (Continued)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
COMMON & PREFERRED STOCKS -- 95.91%

                                                                      $ of          Market Value
Number of Shares          Description                               Net Assets     (U.S. Dollars)
----------------          -----------                               ----------     --------------

Electronics -- 13.32%
-------------------------------------------------------------------------------------------------
   4,377,784  *    Acer Inc....................................        3.24           $10,195,829
   2,755,000  *    Wus Printed Circuit Co., Ltd................        1.82             5,709,059
   2,395,250  *    Orient Semiconductor Electronics Co., Ltd...        1.31             4,128,984
   1,322,130  *    Hon Hai Precision Ind. Co., Ltd.............        1.13             3,564,150
   1,350,611  *    Advanced Semiconductor Engineering, Inc.....        1.05             3,294,173
   1,210,800  *    Siliconware Precision Industries Co., Ltd...        1.03             3,241,827
   1,581,400       Taiwan Liteon Electronic Co., Ltd...........        0.75             2,372,245
   1,700,000  *    Chuntex Electronic Co., Ltd.................        0.65             2,057,583
   1,491,000  *    Primax Electronics Co., Ltd.................        0.64             2,023,363
   1,724,000  *    Opto Tech. Corp.............................        0.61             1,903,261
   1,680,672  *    Picvue Electronics Ltd......................        0.46             1,442,425
   1,306,000  *    Mitac International Corp....................        0.40             1,250,196
     284,400       Compeq Manufacturing Co., Ltd...............        0.23               724,952
       5,000  *    Dyna Image Corp.............................        0.00                 9,930
                                                                                      -----------
                                                                                       41,917,977
Food -- 2.21%
-------------------------------------------------------------------------------------------------
   4,661,160  *    Wei Chuan Foods Corp........................        1.24             3,914,930
   2,509,000  *    Great Wall Enterprise Co., Ltd..............        0.60             1,886,466
   1,800,000  *    Eagle Holding Corp..........................        0.37             1,148,726
                                                                                      -----------
                                                                                        6,950,122
Hotel -- 0.25%
-------------------------------------------------------------------------------------------------
     699,000       The Ambassador Hotel........................        0.25               789,628
                                                                                      -----------
                                                                                          789,628
Glass -- 2.72%
-------------------------------------------------------------------------------------------------
   4,658,170       Taiwan Glass Industrial Corp................        2.72             8,542,399
                                                                                        ---------
                                                                                        8,542,399
Paper -- 1.50%
-------------------------------------------------------------------------------------------------
   3,882,172  *    Cheng Loong Co., Ltd........................        1.00             3,132,506
   1,960,000  *    Long Chen Paper Co., Ltd....................        0.44             1,394,609
     200,000       Yuen Foong Yu Paper Mfg. Co., Ltd...........        0.06               183,385
                                                                                      -----------
                                                                                        4,710,500

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.         (Continued)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
COMMON & PREFERRED STOCKS -- 95.91%

                                                                      $ of          Market Value
Number of Shares          Description                               Net Assets     (U.S. Dollars)
----------------          -----------                               ----------     --------------

Plastics -- 7.58%
-------------------------------------------------------------------------------------------------
   4,974,000       Grand Pacific Petrochemical Corp...........         2.11           $ 6,622,270
     480,000       Grand Pacific Petrochemical Corp. Pf.......         0.19               609,132
   3,196,822       Formosa Plastics Corp......................         1.52             4,795,526
   2,300,000  *    Taiwan Styrene Monomer Corp................         1.20             3,787,640
   2,034,073       Nan Ya Plastics Corp.......................         0.98             3,088,598
   1,500,000       Taiwan Polypropylene Co., Ltd..............         0.84             2,629,745
   1,800,000  *    China Petrochemical Development Corp.......         0.47             1,478,819
     900,000       China General Plastics Corp................         0.27               835,137
                                                                                      -----------
                                                                                       23,846,867
Retailing -- 0.44%
-------------------------------------------------------------------------------------------------
   1,398,000  *    Collins Co., Ltd...........................          0.44            1,399,795
                                                                                      -----------
                                                                                        1,399,795
Rubber -- 4.50%
--------------------------------------------------------------------------------------------------
   4,977,998       China Synthetic Rubber Corp................         2.55              8,015,189
   2,835,600  *    Taiwan Synthetic Rubber Corp...............         1.26              3,983,256
   1,855,810  *    Cheng Shin Rubber Ind. Co., Ltd............         0.69              2,171,294
                                                                                       -----------
                                                                                        14,169,739
   Semiconductors N 8.79%
--------------------------------------------------------------------------------------------------
   3,916,452  *    Mosel Vitelic Inc..........................         3.68             11,563,337
   3,196,968       United Microelectronics Corp...............         2.53              7,973,366
     899,000       United Microelectronics Corp. Pf...........         0.54              1,698,093
   2,564,500  *    Macronix International Co., Ltd............         1.54              4,844,003
     500,000  *    Taiwan Semiconductor Manufacturing Co., Ltd         0.50              1,558,775
                                                                                       -----------
                                                                                        27,637,574
Steel & Other Metals N 3.67%
--------------------------------------------------------------------------------------------------
   4,465,000  *    Ornatube Enterprise Co., Ltd...............         1.01              3,177,003
   3,047,000       China Steel Corp...........................         0.78              2,447,434
   2,026,000  *    Tung Ho Steel Enterprise Corp..............         0.70              2,199,509
   1,989,000  *    Kao Hsing Chang Iron & Steel Corp..........         0.51              1,612,210
   1,105,000       Feng Hsin Iron & Steel Co., Ltd............         0.39              1,228,003
   1,108,000  *    China Steel Structure Co., Ltd.............         0.28                894,040
                                                                                       -----------
                                                                                        11,558,199

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.         (Continued)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
COMMON & PREFERRED STOCKS -- 95.91%

                                                                      $ of          Market Value
Number of Shares          Description                               Net Assets     (U.S. Dollars)
----------------          -----------                               ----------     --------------

Textiles -- 6.59%
--------------------------------------------------------------------------------------------------
   5,447,685       Formosa Chemicals & Fiber Corporation               1.52            $ 4,775,341
   3,701,000  *    Nien Hsing Textile Co., Ltd..........               1.36              4,262,292
   3,594,000  *    Everest Textile Co., Ltd.............               1.06              3,348,161
   4,219,000  *    Chung Fu Textile Ltd.................               0.91              2,862,699
   2,430,000  *    Universal Textile Co., Ltd...........               0.63              1,978,581
   2,600,000  *    Chia Her Industrial Co., Ltd.........               0.57              1,792,775
   1,970,400  *    Shinkong Synthetic Fibers Corp.......               0.54              1,705,536
                                                                                       -----------
                                                                                        20,725,385
Transportation -- 5.65%
--------------------------------------------------------------------------------------------------
   5,724,109       Evergreen Marine Corp. (Taiwan) Ltd..               2.96              9,300,496
   3,532,000  *    First Steamship Co., Ltd.............               0.89              2,811,091
   2,208,000  *    Sincer Navigation Corp...............               0.73              2,291,817
   2,015,000       U-Ming Marine Transport Corp.........               0.68              2,135,834
   1,063,000       Yang Ming Marine Transport Corp......               0.39              1,239,809
                                                                                       -----------
                                                                                        17,779,047
Others -- 2.59%
--------------------------------------------------------------------------------------------------
   1,310,000  *    Taiwan Secom Co., Ltd................               1.10              3,459,380
   1,711,360  *    Ton Yi Industrial Corp...............               0.73              2,291,019
     959,000       Giant Manufacturing Co., Ltd.........               0.44              1,389,345
     530,000       CTCI Corporation.....................               0.27                841,702
     100,000  *    Pao Cheng Corp.......................               0.05                152,210
       1,519  *    Miscellaneous securities.............               0.00                  1,374
                                                                                       -----------
                                                                                         8,135,030

TOTAL COMMON & PREFERRED STOCKS (COST $311,074,381).....                              $301,672,176


* These stocks did not pay a cash dividend during the year ended December 31, 1995.

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.         (Continued)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
SHORT-TERM INVESTMENTS -- 5.40%

                                                                                     % of       Market Value
                                                                                   Net Assets  (U.S. Dollars)
                                                                                   ----------  --------------
Commercial Paper -- 2.27%
-------------------------------------------------------------------------------------------------------------
Principal Amount   Issuer (Guarantor)
----------------   ------------------
     $  733,541    Printemps Department Store Co. (Grand Commercial Bank),
                    5.95%, Due 01/05/96..........................................     0.23       $    733,066
        366,771    Printemps Department Store Co. (Grand Commercial Bank),
                    5.80%, Due 01/05/96..........................................     0.12            366,539
      1,833,853    Yung Chang Securities Co. Ltd. (Entie Commercial Bank),
                    5.75%, Due 01/10/96..........................................     0.58          1,831,259
        733,541    Airlux Electrical Co., Ltd. (Grand Commercial Bank),
                    5.50%, Due 01/11/96..........................................     0.23            732,438
        183,385    Concord Securities Co., Ltd. (The Chinese Bank),
                    5.80%, Due 01/12/96..........................................     0.06            183,065
      1,833,853    Jih Sun Securities Co., Ltd. (Far Eastern IntOl Bank),
                    5.75% Due 01/12/96...........................................     0.58          1,830,685
      1,100,312    Tai Yu Securities Co., Ltd. (Chinatrust Commercial Banking
                    Corp.), 5.75%, Due 01/18/96..................................     0.35          1,097,375
        366,771    Fuh Hwu Securities Finance Co., 5.50%, Due 1/30/96............     0.12            365,177
                                                                                                 ------------
                                                                                                    7,139,604
Bankers' Acceptance -- 3.13%
-------------------------------------------------------------------------------------------------------------
Principal Amount   Accepting Bank (Issuer)
----------------   -----------------------
       $733,541    Banque Nationale de Paris (Chung Yu Enterprises),
                    5.75%, Due 01/04/96..........................................    0.23        $    733,196
        201,724    Chemical Bank (Lo Chih Enterprises),
                    6.25%, Due 01/05/96..........................................    0.06             201,584
        733,541    Dah An Commercial Bank (Sinkang Industrial Ltd.),
                    5.95%, Due 01/05/96..........................................    0.23             733,065
        366,771    Banque Nationale de Paris (Universal Finance Co.),
                    6.00%, Due 01/08/96..........................................    0.12             366,351
        550,156    Hollandshe Bank-Unie N.A. (Universal Finance Co.),
                    6.00%, Due 01/08/96..........................................    0.17             549,526
      1,833,853    Dai-Ichi Kangyo Bank (Yuen Foong Yu Paper Mfg Co., Ltd.),
                    5.95%, Due 01/08/96..........................................    0.59           1,831,777
      1,833,853    Bank of America (Fu Wan Services Co., Ltd.),
                    5.80%, Due 01/09/96..........................................    0.59           1,831,530
        220,062    Shanghai Commercial & Savings Bank (Horng Shing & Co., Ltd.),
                    5.90%, Due 01/10/96..........................................    0.07             219,743
        366,771    Dah An Commercial Bank (Tai E Textile Co., Ltd.),
                    5.50%, Due 01/10/96..........................................    0.12             366,277
      1,100,312    Toronto-Dominion Bank (Swire International Co., Ltd.),
                    5.75%, Due 01/11/96..........................................    0.35           1,098,584
        733,541    The Chinese Bank (San Shing Hardware Works Co., Ltd.),
                    5.50%, Due 01/16/96..........................................    0.23             731,892

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.         (Continued)

CONSOLIDATED SCHEDULE OF INVESTMENTS
 The R.O.C. Taiwan Fund/December 31, 1995
SHORT-TERM INVESTMENTS -- 5.40%

                                                                                     % of       Market Value
                                                                                   Net Assets  (U.S. Dollars)
                                                                                   ----------  --------------
Bankers' Acceptance -- 3.13% (continued)
-------------------------------------------------------------------------------------------------------------
Principal Amount   Accepting Bank (Issuer)
-----------------  -------------------------------------------------------------
     $  73,354     Bank SinoPac (Chiuo Ho Automotive Sales Co., Ltd.),
                    5.75%, Due 01/26/96..........................................     0.02       $     73,067
       366,771     Shanghai Commercial & Savings Bank (Taiwan Can Co., Ltd.),
                    5.55%, Due 01/29/96..........................................     0.12            365,221
       733,541     Bank SinoPac (Fareastern Continent Co., Ltd.),
                    5.50%, Due 01/31/96..........................................     0.23            730,242
                                                                                                 ------------
                                                                                                    9,832,055
                                                                                                 ------------
TOTAL SHORT-TERM INVESTMENTS (AMORTIZED COST $16,971,659)                                          16,971,659
                                                                                                 ------------

TOTAL INVESTMENTS IN SECURITIES AT MARKET VALUE                                     101.31        318,643,835

LIABILITIES (NET OF OTHER ASSETS)                                                    (1.31)        (4,112,124)
                                                                                    ------       ------------
NET ASSETS                                                                          100.00       $314,531,711
                                                                                    ======       ============

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
The R.O.C. Taiwan Fund/December 31, 1995 (Expressed in US Dollars)
--------------------------------------------------------------------------------

ASSETS
Investments in securities at market value (Notes 8 and 11):

 Common and preferred stocks (cost -- $311,074,381).........................  $      301,672,176
 Short-term investments (amortized cost -- $16,971,659).....................          16,971,659
                                                                              ------------------
                                                                                     318,643,835
Cash (Note 3)...............................................................           5,621,597
Receivable for sale of investments..........................................           1,260,738
Dividends and interest receivable...........................................              31,436
Prepaid insurance...........................................................              35,177
Other receivables...........................................................                 224
                                                                              ------------------
    Total assets............................................................         325,593,007
                                                                              ------------------
LIABILITIES.................................................................
Payable for securities purchased............................................          10,315,584
Management fee payable (Note 4).............................................             365,773
Custodian fees payable (Note 5).............................................              48,866
Administrative fee payable (Note 6).........................................              24,602
Accrued Republic of China taxes.............................................              36,257
Other payables..............................................................             270,214
                                                                              ------------------
    Total liabilities.......................................................          11,061,296
                                                                              ------------------
Net assets (Note 9).........................................................  $      314,531,711
                                                                              ==================
Net asset value per share (33,815,376 shares issued and outstanding)........  $             9.30
                                                                              ==================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF OPERATIONS
The R.O.C. Taiwan Fund/For the Year Ended December 31, 1995
(Expressed in US Dollars)
--------------------------------------------------------------------------------


INVESTMENT INCOME
 Dividends...........................................................    $      2,028,757
 Interest............................................................           1,882,093
                                                                         ----------------
                                                                                3,910,850

REPUBLIC OF CHINA TAXES (NOTE 2).....................................          (2,100,478)
                                                                         ----------------
                                                                                1,810,372
                                                                         ----------------

EXPENSES
 Management fee (Note 4).............................................           4,277,604
 Custodian fees (Note 5).............................................             564,286
 Professional fees...................................................             297,541
 Administrative fee (Note 6).........................................             287,721
 Insurance expenses..................................................              76,750
 Trustee fees (Note 7)...............................................              60,750
 Other expenses......................................................             401,368
                                                                         ----------------
                                                                                5,966,020
                                                                         ----------------
Net investment loss..................................................          (4,155,648)
                                                                         ----------------

REALIZED AND UNREALIZED LOSS FROM
 INVESTMENTS AND FOREIGN CURRENCY (NOTE
 8)
 Net realized loss from investments:
   Proceeds from sales, net..........................................         218,642,612
   Cost of securities sold...........................................         236,607,893
                                                                         ----------------
     Net realized loss...............................................         (17,965,281)
                                                                         ----------------
 Net decrease in unrealized
  appreciation (depreciation) on
  investments
 (excluding short-term investments):
   Balance, end of year..............................................          (9,402,204)
   Balance, beginning of year........................................          61,996,272
                                                                         ----------------
     Net decrease in unrealized appreciation on......................         (71,398,476)
      investments....................................................    ----------------
 Net realized and unrealized loss from
  investments........................................................         (89,363,757)
                                                                         ----------------
 Net decrease in unrealized
  appreciation from translation of
  assets and liabilities in foreign
   currencies........................................................         (10,082,188)
                                                                         ----------------
 Net decrease in net assets resulting
  from operations....................................................    $   (103,601,593)
                                                                         ================

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
The R.O.C. Taiwan Fund/For the Years Ended December 31, 1995 and 1994
(Expressed in US Dollars)
--------------------------------------------------------------------------------


                                                                                               1995                 1994
                                                                                             --------             --------
FROM OPERATIONS
  Net investment loss...............................................................   $      (4,155,648)    $     (2,682,640)
  Net realized gain (loss) from investments.........................................         (17,965,281)          74,091,888
  Net realized gain from foreign currency transactions..............................               -                   45,720
  Net increase (decrease) in unrealized appreciation on investments.................          (71,398,476)             86,615
  Net decrease in unrealized appreciation on translation of assets
    and liabilities in foreign currencies...........................................          (10,082,188)          (1,877,893)
                                                                                       ------------------    -----------------
  Net increase (decrease) in net assets resulting from operations...................         (103,601,593)          69,663,690
                                                                                       ------------------    -----------------

SHARE TRANSACTIONS
      Net proceeds from sale of shares (Note 10)....................................           52,472,397               -
                                                                                       ------------------    -----------------
  Increase (Decrease) in Net Assets.................................................          (51,129,196)          69,663,690
  Net Assets, beginning of year.....................................................          365,660,907          295,997,217
                                                                                       ------------------    -----------------
  Net Assets, end of year...........................................................   $      314,531,711    $     365,660,907
                                                                                       ==================    =================


--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS
The R.O.C. Taiwan Fund (Expressed in US Dollars)
--------------------------------------------------------------------------------


                                                                            Years Ended December 31,
                                                              ---------------------------------------------------
                                                                   1995       1994      1993       1992      1991
                                                              ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period........................     13.12      10.62      8.51       9.53      9.15
 Net investment income (loss)................................     (0.15)     (0.09)     0.16      (0.01)    (0.01)
 Net realized and unrealized gain
  (loss) on
  investments and foreign currency transactions..............     (3.35)      2.66      2.35      (1.08)     0.62
 Net realized and unrealized gain
  (loss) on
  translation of currency....................................     (0.35)     (0.07)    (0.25)      0.11      0.52
                                                                 -------   --------   -------   --------   -------
     Total from investment operations........................     (3.85)      2.50      2.26      (0.98)     1.13


NET EFFECT OF ADDITIONAL SHARES ISSUED.......................      0.03          -         -      (0.02)        -


LESS:
 Dividends from net investment income........................         -          -     (0.15)         -         -
 Distributions from capital gains............................         -          -         -      (0.02)    (0.75)
                                                                 -------   --------   -------   --------   -------
     Total distributions*....................................         -          -     (0.15)     (0.02)    (0.75)
                                                                 -------   --------   -------   --------   -------
NET ASSET VALUE, END OF YEAR.................................      9.30      13.12     10.62       8.51      9.53
                                                                =======   ========   =======   ========   =======
PER SHARE MARKET PRICE, END OF YEAR..........................     10.50      11.88     13.75       8.75     10.25

TOTAL INVESTMENT RETURN (%):
 Based on the TrustOs market price...........................    (11.62)    (13.60)    59.42     (14.44)    39.98
 Based on the TrustOs net asset value........................    (29.12)     23.54     26.73     (10.50)    11.48

RATIOS AND SUPPLEMENTAL DATA:
 Net Assets, end of year (in thousands)......................   314,532    365,661   295,997    237,240   244,073
 Ratio of expenses to average net assets.....................      1.98       1.99      2.18       2.47      2.11
 Ratio of net investment income (loss)
  to average
  nets assets (%)............................................     (1.38)     (0.84)     1.79      (0.09)    (0.15)
 Portfolio turnover ratio (%)................................        81         97       151         45        35

* In order to avoid taxation at the Trust level, the Trust has followed a policy of distributing all ordinary income and capital gains, calculated for U.S. Federal income tax purposes. See Note 9 for information concerning differences between the calculation of the TrustOs capital gains for tax and financial purposes. The Trustees of the Trust chose to make an elective distribution in 1991, which constituted a return of capital for U.S. Federal income tax purposes and a distribution from previously undistributed capital gains for financial statement purposes.

--------------------------------------------------------------------------------
See accompanying notes to consolidated financial statements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund/December 31, 1995 (Expressed in US Dollars)
--------------------------------------------------------------------------------
NOTE 1 -- ORGANIZATION AND ACQUISITION
          OF THE TAIWAN (R.O.C.) FUND

The R.O.C. Taiwan Fund (the "Trust") was established in July 1988 as a Massachusetts business trust. The Trust is a closed-end diversified management investment company and is registered under the Investment Company Act of 1940 (the OAct"). On March 15, 1989, International Investment Trust Company Limited ("IIT") subscribed for and purchased the Trust's initial issue of 1,000 shares of beneficial interest ("shares") for $100,000. The activities of the Trust between the date of its organization and March 15, 1989, were limited to organizational matters and registration with the Securities and Exchange Commission.

On May 19, 1989, the Trust acquired the entire beneficial interest in the net assets of The Taiwan (R.O.C.) Fund (the "Fund") in exchange for approximately 21,656,000 newly issued shares and issued an additional 6,407 shares to IIT in respect of its initial investment. On that date, the Trust also completed a public offering of 4,112,626 shares at a price of $14.55 per share. The acquisition was consummated pursuant to the authorization given by the Unitholders of the Fund to reorganize the Fund by transferring the beneficial interest in its net assets to the Trust at a special meeting of Unitholders on April 18, 1989. The Fund, which commenced operations on October 27, 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between IIT and Central Trust of China, as custodian.

On May 19, 1989, the net assets of the Trust, excluding the proceeds of the public offering, were approximately $110,000 and the net assets of the Fund were approximately $308,000,000. For financial reporting purposes, the acquisition has been accounted for as a purchase transaction. During the period from March 15, 1989 to May 19, 1989, the Trust's results of operations were insignificant. For U.S. federal income tax purposes, the acquisition was treated as a reorganization in which, pursuant to special rules and regulations of the Internal Revenue Service, the Trust was deemed to have acquired the individual assets and assumed the individual liabilities of the Fund at their fair values at May 18, 1989.

NOTE 2 -- SUMMARY OF SIGNIFICANT ACCOUNTING
          POLICIES

A -- Principles of consolidation -- The consolidated 0financial statements include the accounts of the Trust and the Fund. All significant intercompany transactions and balances have been eliminated in consolidation.

B -- Valuation of investments -- Common and preferred stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market. Such securities are valued at the closing market price, or, if not quoted at the end of the year, generally at the last quoted closing market price. Short-term investments are valued using the amortized cost method which approximates market value. Under this method, securities are valued at cost and the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity.

C -- Security transactions and investment income -- Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis as it is earned.

D -- Realized gains and losses -- Realized gains and losses on security transactions are determined using the average cost method for the cost of investments.

E -- Foreign currency -- The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F -- Currency translation -- Substantially all of the Trust's income is earned, and its expenses are largely paid, in New Taiwan Dollars ("NT$"). The cost and market value of securities, currency holdings and other assets and liabilities which are denominated in NT$ are reported in the accompanying financial statements after translation into United States dollars based on the closing market rate for United States dollars in Taiwan at the end of the year. At December 31, 1995, this rate was approximately NT$27.265 to $1.00. Investment income and expenses are translated at an average exchange rate for the year. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.




                                                                     (Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund/December 31, 1995 (Expressed in US Dollars)
--------------------------------------------------------------------------------
G -- Distributions to shareholders -- Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These temporary book and tax differences are primarily due to differing treatments for net capital losses and deferral of wash sales.

H -- Taxes -- The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income taxes on its investment company taxable income and capital gains that it distributes to its shareholders, provided that, among other things, at least 90% of its investment company taxable income for each taxable year is distributed. However, under certain circumstances, the Trust may be subject to excise taxes unless it meets distribution requirements as specified by the Code.

The Republic of China ("R.O.C.") levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on the par value of certain types of stock dividends received by the Trust.

Effective January 1, 1990, realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the market value of stocks sold or transferred, and 0.1% of the market value of bonds and beneficial certificates sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax paid of approximately $659,000 for the year ended December 31, 1995.

I -- Use of estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- CASH

Cash includes demand deposits located primarily at State Street Bank and Trust Company and Central Trust of China or other permitted financial institutions with offices in the R.O.C. and a time deposit of $987,000 with a maturity date of January 4, 1996. The interest rate on the time deposit was 3%.

NOTE 4 -- INVESTMENT MANAGEMENT

Pursuant to an investment contract (the "Investment Contract"), IIT (the "Manager"), an R.O.C. corporation, is responsible, among other things, for investing and managing the assets of the Trust and administering the Trust's affairs. The Trust pays the Manager a monthly fee in NT$ at the annual rate of 1.45% of the net asset value ("NAV") up to NT$7 billion, 1.30% of such NAV in excess of NT$7 billion up to NT$10 billion, 1.15% of such NAV in excess of NT$10 billion up to NT$13 billion, and 1.00% of such NAV in excess of NT$13 billion of the total assets held in Taiwan under the Investment Contract.

NOTE 5 -- CUSTODIANS

Pursuant to the Investment Contract, the Central Trust of China ("CTC") serves as custodian of the assets of the Trust held in the R.O.C. CTC is controlled by the government of the R.O.C. The Trust pays the custodian a monthly fee in NT$ at the annual rate of 0.19% of the NAV up to NT$7 billion, 0.17% of such NAV in excess of NT$7 billion up to NT$10 billion, 0.15% of such NAV in excess of NT$10 billion up to NT$13 billion, and 0.13% of such NAV in excess of NT$13 billion of the total assets held in Taiwan under the Investment Contract, subject to a minimum annual fee of NT$2.4 million (approximately $91,000). CTC owns approximately 8% of the outstanding capital stock of IIT.

State Street Bank and Trust Company ("SSBTC") acts as custodian for the Trust's assets held in the United States. The Trust pays SSBTC a monthly administrative fee and a transaction fee for those transactions executed in the United States.




                                                                     (Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund/December 31, 1995 (Expressed in US Dollars)
--------------------------------------------------------------------------------

NOTE 6  --  ADMINISTRATOR

T. Rowe Price Services, Inc. (the "Administrator") acts as the administrator of the Trust. The Trust pays the Administrator a monthly fee at annual rates of 0.1% of the Trust's average weekly NAV up to $250 million, 0.075% of such value in excess of $250 million up to $500 million, and 0.05% of such value in excess of $500 million, subject to a minimum annual fee of $200,000.

NOTE 7 -- TRUSTEE FEES

The Trust pays each trustee who is not an "interested person" of the Manager (as defined by U.S. securities laws) an annual fee of $7,500, plus $750 for each trusteesO meeting and committee meeting attended effective July 1, 1992. All other trustees receive no separate compensation or reimbursement.

NOTE 8 -- INVESTMENTS IN SECURITIES

Purchases and proceeds from sales, excluding short-term investments, for the year ended December 31, 1995, included approximately $278,000,000 for stock purchases and approximately $219,000,000 for stock sales, respectively.

At December 31, 1995, the cost of investments, excluding short-term investments and bonds, for U.S. federal income tax purposes was approximately $321,000,000. At December 31, 1995, for U.S. federal income tax purposes, the aggregate gross unrealized appreciation on these investments was approximately $12,000,000 and the aggregate gross unrealized depreciation on these investments was approximately $32,000,000 or a net unrealized depreciation of approximately $20,000,000. See Note 9 for information concerning the Trust's tax loss carryforward as of December 31, 1995.


NOTE 9 -- COMPONENTS OF NET ASSETS
Par value of shares of beneficial interest    $    338,154
Additional paid-in capital                     346,558,280
Undistributed net investment loss                 (691,789)
Accumulated realized loss on investments       (57,810,626)
Unrealized depreciation on investments          (9,402,204)
Cumulative translation adjustment               35,539,896
                                              ------------
Net Assets                                     314,531,711
                                              ============

The accumulated realized loss on investments in the amount of $57,810,626 at December 31, 1995 represents certain book and tax temporary differences which mainly are a capital loss carryforward of approximately $36,000,000, deferred capital losses due to wash sales of approximately $15,000,000 and deferred capital losses incurred during November and December 1995 of approximately $7,000,000.

The undistributed net investment loss in the amount of $(691,789) at December 31, 1995 represents certain book and tax temporary differences resulting from the receipt by the Trust of common stock dividends on preferred securities owned during the year. Such temporary difference will be eliminated when the Trust disposes of the common stocks received.

In connection with the Trust's acquisition of the entire beneficial interest in the Fund, the cost basis of the portfolio securities then held by the Fund was reset, for U.S. federal income tax purposes, at their market prices on May 18, 1989 when, in general, such market prices exceeded the prices at which such securities were acquired (See Note 1). Accordingly, since May 19, 1989, the Trust's capital gains calculated for U.S. federal income tax purposes have been lower (and its losses, so calculated, have been higher) than its gains calculated for financial statement purposes. At December 31, 1995, the Trust had a net capital loss carryforward for U.S. federal income tax purposes of approximately $36,000,000, of which approximately $3,000,000 may be used to reduce future taxable gains through 2000, approximately $22,000,000 may be used to reduce future taxable gains through the year 2001 and approximately $11,000,000 may be used to reduce future taxable gains through the year 2003.
It is the intention of the Trustees of the Trust not to make any distribution of realized gains until the net capital loss carryforwards have been offset or expired.


                                                                     (Continued)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
The R.O.C. Taiwan Fund/December 31, 1995 (Expressed in US Dollars)
--------------------------------------------------------------------------------
NOTE 10 -- SHARES OF BENEFICIAL INTEREST

The Trust's "Declaration of TrustO permits the Trustees to issue an unlimited number of shares or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. At December 31, 1995, 33,815,376 shares were outstanding.

On November 10, 1995 the Trust completed the sale of 5,944,700 shares of beneficial interest in a public offering. Proceeds to the Trust, before deducting expenses of the offering of $435,433, amounted to $52,907,830.

NOTE 11 -- INVESTMENT RISKS

The Trust invests primarily in publicly traded equity and debt securities of R.O.C. issuers, including the R.O.C. government. The Trust's investments in these securities involve considerations not typically associated with investing in securities of U.S. issuers including; price volatility of the R.O.C. securities market, policies on foreign investments and on repatriation of capital invested in the R.O.C., dependence of the R.O.C. on an export-oriented economy, external and domestic political considerations, taxation and economic developments. Since foreign securities are primarily denominated in N.T. dollars, changes in the relationship of the N.T. dollar to the U.S. dollar may significantly affect the value of the investments and earnings of the Trust.

--------------------------------------------------------------------------------
The Fund and its predecessor, The Taiwan (R.O.C.) Fund, have been certified as distributing funds by the Board of Inland Revenue of the United Kingdom for the period from their inception to December 31, 1994. The Fund intends to apply for such status for succeeding accounting periods.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Daniel Chiang has been the portfolio manager and a trustee of the Fund, as well as its President and Chief Executive Officer, since April 1994. He is also the Executive Vice President of International Investment Trust Co. (IIT), the Fund's investment manager. Mr. Chiang has 11 years experience in the financial industry and for the past eight years has worked at IIT, where he previously served as Vice President in charge of the dealing department.
--------------------------------------------------------------------------------

                          Independent Auditors' Report
                          ----------------------------


The Trustees and Shareholders of
The R.O.C. Taiwan Fund


We have audited the accompanying consolidated statement of assets and liabilities of The R.O.C. Taiwan Fund, a Massachusetts business trust (the "Trust"), including the consolidated schedule of investments, as of December 31, 1995, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included the physical examination of short term investments owned as of December 31, 1995, and confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The R.O.C. Taiwan Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1995, in conformity with generally accepted accounting principles in the United States of America.


Taipei, Taiwan
January 5, 1996

THE R.O.C. TAIWAN FUND

Manager
International Investment Trust Company Limited
17th Floor
167 Fuhsing North Road
Taipei, Taiwan, Republic of China
Telephone: (02) 713-7702
Fax: 886-2-717-3077

Officers and Trustees
Theodore S. S. Cheng, Chairman and Trustee
Daniel Chiang, President and Chief Executive
  Officer, Trustee, and Fund Manager
Raymund A. Kathe, Trustee and Audit Committee
  Member
Pedro-Pablo Kuczynski, Trustee
David N. Laux, Trustee and Audit Committee
  Member
Alfred F. Miossi, Trustee and Audit Committee
  Member
Li-Yin Kung, Trustee and Audit Committee
  Member
Gregory Kuo-Hua Wang, Trustee
James M. Wang, Chief Financial Officer,
  Treasurer, and Secretary
Edwin C. Laurenson, Assistant Vice President
  and Assistant Secretary
Marc E. Perlmutter, Assistant Vice President and Assistant Secretary

Custodian:
Central Trust of China
49 Wuchang Street, Sec. 1
Taipei, Taiwan
Republic of China

Transfer Agent and U.S. Custodian,
Paying and Plan Agent:
State Street Bank and Trust Co.
P. O. Box 8200
Boston, Massachusetts 02266-8200
U.S.A.

U.S. Adminstrator:
Dewe Rogerson Inc.
850 Third Avenue
New York, NY 10022
U.S.A.
Telephone: (212) 688-6840

For information on the Fund, including the NAV, please call toll free 1-800-343-9567,





                                 Annual Report
                               December 31, 1995